Eaton Vance Institutional
                             Short Term Income Fund

                            Supplement to Prospectus
                                dated May 2, 2005


The following replaces the second to last paragraph of "Information about the Fund" under "Shareholder Account Features":

The Fund will file with the Securities and Exchange Commission ("SEC") a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. The Fund's annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC's website (www.sec.gov). Portfolio holdings information is filed with the SEC approximately 60 days after the end of the quarter to which it relates. The most recent fiscal quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information is filed with the SEC and posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. The Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of each month end on the Eaton Vance website approximately ten business days after the month-end.


May 11, 2005                                                              ISTIPS